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                                                                    EXHIBIT 99.2
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    Description of Slides Regarding the Proposed Data Strategy of McLeodUSA
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[Preceding the 12 slides is a large McLeodUSA logo and, immediately below the logo, the following text:]

Some of the statements contained in this presentation discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in our business, changes in the competitive climate in which we operate and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in our Annual Report on Form 10-K for our fiscal year ended December 31, 1998, which is filed with the Securities and Exchange Commission.
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                                                                         Slide 1
/ / / Integrated Service Evolves to Data. . .

          .     Data, Explosive Growth
          .     Marketplace, Best Positioned
          .     Financial Impact, Leverage Assets

[McLeodUSA logo]                            . . . aligning with current strategy
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                                                                         Slide 2
/ / / Explosive Growth Today, However. . .

[Two graphs appear below this text. The heading on the graph on the left is "U.S. Revenue." The heading on the graph on the right is "U.S. Bandwidth." The U.S. Revenue graph shows, for the years 1990 through 2005, projected U.S. revenues from data communications increasing at a faster rate than voice communications. The U.S. Bandwidth graph shows, from 1990 through 2005, projected demand for bandwidth for data communications increasing at a significantly faster rate than voice communications.]

[McLeodUSA logo]                          . . . the real growth is next 10 years
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                                                                         Slide 3
/ / / Explosive Growth for McLeodUSA. . .

[Directly below this text appears a map of the continental United States, showing each of the 48 states therein. The two-letter postal state abbreviation symbols "ID," "MT," "WY", "UT," "CO," "ND," "SD," "NE," "KS," "MN," "IA," "MO,"
"IL," "WI," "IN," and "MI" appear in bold type within the respective boundaries of the state which each such symbol represents. The state of Kansas is shown in relief. Directly to the right of the map are two large vertical arrows pointing up. Between the two arrows, placed vertically, is the text "$ Billions." Directly above the tip of each arrow is written the year "2009." The arrow closest to the map is the smaller of the two arrows. Below that arrow is the word "Today." Immediately above that word, and inside the lower boundary of the arrow, is the number "21." At the top of the arrow inside the tip is the number "40." The arrow farthest from the map is the larger of the two arrows. Below that arrow is the word "w/Data." Immediately above that word, and inside the lower boundary of the arrow, is the number "30." At the top of the arrow inside the tip is the number "65."]

[McLeodUSA logo]                            . . . adding 60% revenue opportunity
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                                                                         Slide 4
/ / / Best Positioned, Timing. . .

          .     Build Customer Share
          .     Build Facilities
          .     Migrate On-Switch/On-Net

[McLeodUSA logo]                            . . . matches our execution strategy
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                                                                         Slide 5
/ / / Best Positioned, Network. . .

[Following this text is a schematic of the proposed data components of the communications network of McLeodUSA. One large egg-shaped loop points towards the left-hand side of the slide. A straight vertical line slightly right of center forms the base of this loop. Within this loop and sharing its base is a smaller loop with a large letter "A" in the middle. A third, medium-sized egg-shaped loop, which also shares the same base line with the other two loops, points toward the right-hand side of the slide. In the middle of that loop is the letter "B." At the top of the shared vertical base line is a three-dimensional box with the text "City POP #1" inside. At the bottom of the shared vertical base line is a three-dimensional box with the text "City POP #2" inside. On the left edge of the smallest loop (loop "A") is a three-dimensional building with the text "Bell Colocation" at the top. The portion of the loop connecting this building to the box labeled "City POP #2" is embedded with the text "McLeodUSA Carrier Fiber." A short line points out from the upper edge of the largest loop. At the top end of this line is a small three-dimensional building with the letters "MDU" appearing at the top. Another short line points out from the upper edge of the largest loop. At the top end of this line is a small three-dimensional house with the word "Home" appearing at the top. On the left edge of the largest loop is a large building with the word "Office" appearing at the top. A straight line connects the "Office" to the "Bell Company." The text "Intra/Internet" line appears directly above that line. On the left edge of the largest loop and slightly below the "Office" is a large building with the word "Business" appearing at the top. A straight line connects the "Business" to the "Bell Company." The text "Pair Gain" appears directly below that line. The text "XDSL" appears directly between the "Intra/Internet" line and the "Pair Gain" line, with an arrow pointing up from that text toward the "Intra/Internet" line and an arrow pointing down from that text toward the "Pair Gain" line. On the top edge of the medium-sized loop is a large three-dimensional box divided in half with the word "Switch" appearing at its base and a McLeodUSA logo and the text "Gateway 2" appearing at the top of the box. On the left half of the box the word "Data" appears and on the right half of the box the word "Voice" appears. On the right edge of the medium-sized loop is a smaller three-dimensional box with the text "Data Switch" appearing at its base and a McLeodUSA logo and the text "Gateway 2" appearing at the top of the box. On the lower edge of the medium-sized loop are images of two superimposed clouds with the caption "MCIW Global Network" appearing therein.]

[McLeodUSA logo]                       . . . regional/local sonet rings deployed
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                                                                         Slide 6
/ / / Best Positioned, Marketplace Success. . .

                        Single Source ------+ Simple, Complete

                   Integrated Product ------+ Best Pricing and Value

               Superior Cust. Service ------+ Low Attrition

[McLeodUSA logo]                                         . . . proves we deliver
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                                                                         Slide 7
/ / / Best Positioned, Early Success. . .

[Following this text is a vertical bar graph with three bars. The text "($ Millions)" appears in small type size at the top left of the graph and the caption "$71 million 4Q98 Annualized" (in larger text) and "(Proforma for Acquisitions)" (in small text) appears above the first two bars and to the left of the third bar. Starting from the left, the first and smallest bar has the text "Internet WEB Hosting" below it and the figure "$5.4" above it. The second, medium-sized bar has the text "Data CPE" below it and the figure "$15.0" above it. The third and largest bar has the text "Private Line Frame ATM" below it and the figure "$51.0" above it.]

[McLeodUSA logo]                                    . . . springboard for growth
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                                                                         Slide 8
/ / / Leverage, People. . .

[Centered on the slide is a collage of 5 separate photographs. In the center is a photograph of a person wearing a headset in front of a computer. At the top right is a photograph of a control center with numerous computers and a large control screen. At bottom right is a photograph of heavy equipment laying cable. At bottom left is a photograph of three people in suits looking at a three-ring binder. At the top left is a photograph of a work area with rows of computers operated by individuals wearing headsets.]

[McLeodUSA logo]                        . . . same distribution, 2X in 12 months
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                                                                         Slide 9
/ / / Leverage, Network Deployment. . .

[Directly below this text appears a map containing the states of Idaho, Montana, Wyoming, Utah, Colorado, North Dakota, South Dakota, Nebraska, Kansas, Minnesota, Iowa, Missouri, Illinois, Wisconsin, Indiana and Michigan. The two-letter postal state abbreviation symbols "ID," "MT," "WY," "UT," "CO," "ND," "SD," "NE," "KS," "MN," "IA," "MO," "IL," "WI," "IN," and "MI" appear in bold type within the respective boundaries of the state which each such symbol
represents.   There is a network of lines connecting points marked by colored triangles and stars within the states shown. To the left of the map is a legend containing two columns under the heading "Switch." At the top of the first column is the word "Data" and at the top of the second column is the word "Voice." In the "Data" column appear a white triangle opposite the date "1998," a green triangle opposite the date "1999" and a blue triangle opposite the date "2000." In the "Voice" column appear a white star opposite the date "1998," a green star opposite the date "1999" and a blue star opposite the date "2000."]

[McLeodUSA logo]                                   . . . combines voice and data
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                                                                        Slide 10
/ / / Leverage, Each Customer Line. . .

                             Local Business Lines

[Directly below this caption appears a map containing the states of Idaho, Montana, Wyoming, Utah, Colorado, North Dakota, South Dakota, Nebraska, Kansas, Minnesota, Iowa, Missouri, Illinois, Wisconsin, Indiana and Michigan. The two-letter postal state abbreviation symbols "ID," "MT," "WY," "UT," "CO," "ND," "SD," "NE," "KS," "MN," "IA," "MO," "IL," "WI," "IN," and "MI" appear in bold type within the respective boundaries of the state which each such symbol represents. The state of Kansas is shown in relief. The following numerical percentages appear within the following states: Wyoming "14%," Colorado "12%," North Dakota "20%," South Dakota "20%," Minnesota "9%," Iowa "40%," Missouri "26%," Wisconsin "10%," Illinois "28%," Indiana "5%" and Michigan "5%." At the lower left of the map is a legend showing a star with the text "Springfield, MO" and "Indianapolis, IN" to its right. A similar star appears in north central Indiana and southwestern Missouri. Underneath the map is the text "excludes tier 1 markets." To the right of the map is a large vertical arrow pointing up. Inside the lower boundary of the arrow is the figure "$60" and inside the tip of the arrow is the figure "$80." In the middle of the arrow, placed vertically, is the text "Added Data Rev./Bus. Line."]

[McLeodUSA logo]                            . . . additional revenue opportunity
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                                                                        Slide 11
/ / / Our Mission, 10 Years. . .

[Following this text are three bar graphs, each of which has three bars. The first bar graph has the caption "ATM Dual Locations" beneath it. The second bar graph has the caption "Colocations" beneath it. The third bar graph has the caption "Data/PL Revenue" beneath it. Starting from the left, the first bar of each graph has the caption "1998" below it, the second bar of each graph has the caption "1999*" below it, and the third bar of each graph has the caption "2000*" below it. At the top of the "1998," "1999*" and "2000*" bars of the "ATM Dual Locations" bar graph appear the numbers "1," "10" and "19," respectively, with the height of the bars corresponding to the magnitude of these numbers. At the top of the "1998," "1999*" and "2000*" bars of the "Colocations" bar graph appear the numbers "80," "160" and "350," respectively, with the height of the bars corresponding to the magnitude of these numbers. At the top of the "1998," "1999*" and "2000*" bars of the "Data/PL Revenue" bar graph appear the figures "$44," "$85" and "$236," respectively, with the height of the bars corresponding to the magnitude of these numbers. A legend in the upper left hand corner of the slide reads "*Estimated." In the middle of the third graph appears the caption "($MM)."]

[McLeodUSA logo]                              . . . be #1 provider in our region
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                                                                        Slide 12
/ / / McLeodUSA, Evolving to be. . .

          .     Great Opportunity, Great Start
          .     Pervasive Brand and Product
          .     Low Cost, Data-Centric Infrastructure

[McLeodUSA logo]                           . . . leading provider in our markets


                [Following Slide 12 is a large McLeodUSA logo.]